UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 17, 2006

                            Bank of the Ozarks, Inc.
             (Exact name of registrant as specified in its charter)

                                    Arkansas
                 (State or other jurisdiction of incorporation)

            0-22759                                       71-0556208
     (Commission File Number)                  (IRS Employer Identification No.)

 12615 Chenal Parkway, Little Rock, Arkansas                        72211
   (Address of principal executive offices)                       (Zip Code)

                                 (501) 978-2265
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ( ) Written communications pursuant to Rule 425 under the Securities
         Act (17 CFR 230.425)

     ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange
         Act (17 CFR 240.14a-12)

     ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

           The Registrant hereby furnishes its press release announcing Fourth Quarter and Full Year 2005 Earnings which is attached hereto as
           Exhibit 99.1 and incorporated herein by reference.


Item 7.01  Regulation FD Disclosure

           See Item 2.02. Results of Operations and Financial Condition


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits

               99.1 Press Release Announcing Fourth Quarter and Full Year 2005 Earnings

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              BANK OF THE OZARKS, INC.
                                              ------------------------
                                                  (Registrant)



Date:  January 17, 2006                       /s/ Paul E. Moore
                                              ----------------------------------
                                              Paul E. Moore
                                              Chief Financial Officer
                                              and Chief Accounting Officer




  Exhibit No.    Document Description

     99.1        Press Release Announcing Fourth Quarter and Full Year 2005
                 Earnings